EXHIBIT 10.18(1)

                                The Mocatta Group

                                  April 9, 1996

Advanced Metallurgy, Inc.
Murray Corporate Park
1003 Corporate Drive
Export, PA 15362

Gentlemen/Mesdames:

      In consideration of the Silver Lease Agreement between you and us dated as of April __, 1996 (the "Agreement"), you hereby confirm and agree that (i) as of the date hereof you have no Material (as defined in the Agreement) outstanding under any lease, consignment, loan or similar agreement or arrangement with Rhode Island Hospital Trust National Bank ("Rhode Island") or Degussa Corporation ("Degussa"), (ii) you have requested each of Rhode Island and Degussa to terminate all UCC financing statements and continuation statements at any time filed by it in respect of Material leased, consigned, borrowed or otherwise used or obtained by you and shall use your best efforts to confirm that such statements are promptly terminated and provide us with evidence of such termination as promptly as possible, (iii) for as long as the Agreement remains in effect you shall not lease, consign, borrow or otherwise use or obtain Material from Rhode Island or Degussa unless all UCC statements previously filed by Rhode Island or Degussa, as the case may be, have been terminated and (iv) you shall not permit Rhode Island or Degussa to file financing statements with respect to Material without notice to us and our consent as required by the Agreement. A breach of this letter agreement shall be an Event of Default under the Agreement, and we shall have the rights and remedies available to us upon the occurrence of such Event.

      Please return a signed copy of this letter to us at the address shown below to indicate your confirmation of and agreement to the foregoing. We look forward to a successful relationship.

                                     Very truly yours,


                                     STANDARD CHARTERED BANK - MOCATTA
                                     BULLION, NEW YORK


                                     By: /s/ Timothy P. Dinneny
                                        --------------------------------------
                                     Name: Timothy P. Dinneny
                                     Title: Senior Vice President


                                     By:  /s/ Randy M. Weinerman
                                        --------------------------------------
                                     Name: Randy M. Weinerman
                                     Title: Vice President

Confirmed and agreed:
ADVANCED METALLURGY, INC.


By: /s/ James J. Rafferty, Sr.
   ----------------------------
Name:  James J. Rafferty, Sr.
Title: President